Amendment No 24
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6 1989


THIS Declaration of Trust is
 amended as follows

A 	Strike the first paragraph
of Section 5 of Article III from the
 Declaration of Trust and
substitute in its place the following

Section 5  Establishment and
Designation of Series or Class
Without limiting the
authority of the Trustees set
forth in Article XII Section 8
inter alia to establish and
designate any additional series
or class or to modify the rights
and preferences of any
existing Series or Class the
initial series and classes shall
 be and are established and
designated as

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Institutional Service Shares
Automated Cash Management Trust
Cash II Shares
Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
Automated Treasury Cash Reserves
California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated ShortTerm US Government Trust
Federated TaxFree Trust
Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Georgia Municipal Cash Trust
Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares
Liberty US Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Liquid Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Cash Series Shares
Galaxy BKB Shares
Institutional Service Shares
Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Money Market Management
Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
TaxFree Instruments Trust
Institutional Service Shares
Investment Shares
TaxFree Obligations Fund
Institutional Shares
Institutional Service Shares
Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Trust for Government Cash Reserves
Trust for US Treasury Obligations
US Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

	The undersigned Executive
 Vice President hereby certifies
that the abovestated
Amendment is a true and correct
Amendment to the Declaration of
Trust as adopted by the
Board of Trustees at a meeting
on the 17th day of May 2005 to
become effective on August 5
2005

	WITNESS the due execution
 hereof 5th day of August 2005


s J Christopher Donahue
J Christopher Donahue
Executive Vice President



ITEM 77Q1d

MONEY MARKET OBLIGATIONS TRUST

Amendment No 25
to the
Amended  Restated
DECLARATION OF TRUST

Dated October 6 1989


THIS Declaration of Trust is amended
as follows

B 	Strike the first paragraph of
Section 5 of Article III from the
Declaration of Trust and
substitute in its place the following

Section 5  Establishment and
Designation of Series or Class
 Without limiting the
authority of the Trustees set
forth in Article XII Section 8
inter alia to establish and
designate any additional series
or class or to modify the rights
and preferences of any
existing Series or Class the
initial series and classes shall
 be and are established and
designated as

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Institutional Service Shares
Automated Cash Management Trust
Cash II Shares
Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
Automated Treasury Cash Reserves
California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated ShortTerm US Government Trust
Federated TaxFree Trust
Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Georgia Municipal Cash Trust
Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares
Liberty US Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Liquid Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Money Market Management
Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
TaxFree Instruments Trust
Institutional Service Shares
Investment Shares
TaxFree Obligations Fund
Institutional Shares
Institutional Service Shares
Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Trust for Government Cash Reserves
Trust for US Treasury Obligations
US Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

	The undersigned Executive
 Vice President hereby certifies
that the abovestated
Amendment is a true and correct
Amendment to the Declaration of
 Trust as adopted by the
Board of Trustees by Unanimous
Consent dated July 7 2005
effective as of the 26th day of
August 2005

	WITNESS the due execution
hereof this 26th day of August 2005


/s/ J Christopher Donahue
J Christopher Donahue
Executive Vice President



ITEM 77Q1e

MONEY MARKET OBLIGATIONS TRUST

Amendment No 26
to the
Amended  Restated
DECLARATION OF TRUST

Dated October 6 1989


THIS Declaration of Trust is
amended as follows

C 	Strike the first paragraph
of Section 5 of Article III from the
Declaration of Trust and
substitute in its place the following

Section 5  Establishment and
Designation of Series or Class
Without limiting the
authority of the Trustees set forth
 in Article XII Section 8 inter alia
 to establish and
designate any additional series or
 class or to modify the rights and
preferences of any
existing Series or Class the initial
 series and classes shall be and are
 established and
designated as

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Institutional Service Shares
Automated Cash Management Trust
Cash II Shares
Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
Automated Treasury Cash Reserves
California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated ShortTerm US
Government Trust
Federated TaxFree Trust
Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Georgia Municipal Cash Trust
Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares
Liberty US Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Liquid Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Money Market Management
Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
TaxFree Instruments Trust
Institutional Service Shares
Investment Shares
TaxFree Obligations Fund
Institutional Shares
Institutional Service Shares
Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Trust for US Treasury Obligations
US Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

	The undersigned Executive
Vice President hereby certifies
 that the abovestated
Amendment is a true and correct
 Amendment to the Declaration of
 Trust as adopted by the
Board of Trustees at a meeting
on the 17th day of November 2005
to become effective on
December 9 2005

	WITNESS the due execution
hereof this 9th day of December 2005


s J Christopher Donahue
J Christopher Donahue
Executive Vice President